Exhibit 99.1

HANSEN NATURAL CORPORATION Investor update – December 20, 2010

Safe Harbor Statement Certain oral and written statements in this presentation and in response to questions are forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including statements in connection with or related to any discussion of or reference to our future operations, opportunities or financial performance. Management cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: actual performance of the parties under the new distribution agreements; potential disruptions arising out of the transition of certain territories to new distributors; changes in sales levels by existing distributors; unanticipated costs incurred in connection with the termination of existing distribution agreements or the transition to new distributors; changes in consumer preferences; changes in demand due to economic conditions; activities and strategies of competitors; including the introduction of new products and competitive pricing and/or marketing of similar products; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities; product distribution and placement decisions by retailers; political, legislative or other government actions or events in one or more regions in which we operate. For a more detailed discussion of these and other risks please see the Company’s reports filed with the Securities and Exchange Commission including our annual report on Form 10K filed on March 1, 2010 and our most recent Quarterly Reports on Form 10-Q, including the sections contained therein titled “Risk Factors” and “Forward Looking Statements,” for discussion on specific risks and uncertainties that may affect our performance. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Solid Financial Results 18 consecutive years of increased sales since acquisition of the Hansen’s beverage business in 1992. Achieved $1.3 billion in gross sales in 2009. Net sales for the 2010 third quarter increased 23.9% to $381.5 million over the same period last year. Net income for the 2010 third quarter increased 17.7% to $66.5 million, over the same period last year.

2010 Key Accomplishments Monster Energy’s innovation continues to propel brand growth. Over the four week period ending November 20, 2010, sales on a per point basis of our new Monster Energy Absolutely Zero were higher than those of Red Bull Sugar Free 8.4oz and the best selling items of NOS, Amp, Full Throttle, etc. 1 Our successful Peace Tea launch further solidifies Hansen’s position as a diversified beverage company. The launch of Worx Energy supplements in 2 oz. containers is positioned to tap into the growing highly-profitable energy supplement category. The market for such energy supplements has grown to $683M annually at retail with a growth rate of 39.6% versus a year ago.2 According to Nielsen, in the convenience and gas channel in Canada for the 12 weeks ending October 23, 2010, the energy drink category grew 21%, while sales of Monster grew 58% over last year. According to Nielsen, in the energy drink category in Mexico for October 2010 , sales were 5% lower than in the same month last year. However, sales of Monster Energy in Mexico in October 2010 grew 22.4% over the same month last year, while sales of Red Bull declined 17.2% in the month. Sources: 1 AC Nielsen Total US Convenience – 4 weeks ending 11/20/10 2 AC Nielsen Total US All Outlets Combine – 52 weeks ending 11/20/10

Energy Drink Category All Outlets Combined Snapshot Source AC Nielsen: 13wks Ending 11/20/10

Energy Drink Category Convenience Channel Snapshot Source AC Nielsen: 4wks Ending 11/20/10 TOTAL US - SCANTRACK CONV $ Vol $ Vol Year Ago $ % ? vs Year Ago $ ? vs Year Ago $ Share $ Share ? vs Year Ago TNA TOTAL NON-ALCOHOL ENERGY $376,198,219 $325,060,141 15.7% $51,138,078 100.0% 0.0 1 TOTAL RED BULL $116,995,645 $104,831,510 11.6% $12,164,135 31.1% (1.2) 2 TOTAL MONSTER $107,368,997 $89,487,494 20.0% $17,881,503 28.5% 1.0 3 TOTAL 5-HOUR ENERGY $39,328,566 $23,532,403 67.1% $15,796,163 10.5% 3.2 4 TOTAL ROCKSTAR $36,615,890 $30,557,484 19.8% $6,058,406 9.7% 0.3 5 TOTAL AMP $21,079,840 $21,114,084 -0.2% -$34,244 5.6% (0.9) 6 TOTAL NOS $15,360,760 $13,264,917 15.8% $2,095,843 4.1% 0.0 7 TOTAL STARBUCKS COFFEE $9,831,004 $7,966,849 23.4% $1,864,155 2.6% 0.2 8 TOTAL FULL THROTTLE $9,313,354 $11,261,042 -17.3% -$1,947,688 2.5% (1.0) 9 TOTAL VENOM $2,822,878 $3,242,190 -12.9% -$419,312 0.8% (0.2) 10 TOTAL NO FEAR $2,339,584 $4,287,625 -45.4% -$1,948,041 0.6% (0.7) All Other $15,141,701 $15,514,543 -2.4% -$372,842 4.0% (0.7) Source: AC Nielsen 4 Weeks Ending 11/20/10 - Scantrack Convenience Convenience Channel Snapshot

2010 Energy Market Conditions The Monster Energy brand extended its market share lead in the Convenience Channel in units up 2.5 share points over Red Bull for a total unit share of 29.1%.1 The Monster Energy brand became the number one brand in the “All Outlets Combined” channel in units, earlier this year, with market unit share in the latest four week Nielsen reporting period totaling 28.1%2 Sources: 1AC Nielsen Total US Convenience – 4 weeks ending 11/20/10 2 AC Nielsen Total US AOC (Conv, Food, Drug, Mass – excl WalMart) – 4 weeks ending 10/23/10

Energy Drink Category Source: AC Nielsen Total US Scantrack Convenience – 4 Weeks Ending 11/20/10

2010 Champions Vaughn Gittin Jr. Formula Drift Champion Tucker Hibbert Fourth straight X Games Gold Medal Pro Cuircuit Supercross Lites West Champion East Champion Sam Hill Mountain Bike World Champion Johnny Greaves 2010 TORC Champion Dustin Farthing Jet Ski Champion X Games – Summer and Winter 23 medals Rick Huseman 2010 Lucas Series Campion

2010 Key Athletes & Teams Valentino Rossi Michael Schumacher Ricky Carmichael Pro Circuit SX/MX Team Kawasaki Factory Team BMW Desert Race Team Michael Schumacher U.S Athletes World Wide Athletes

2010 Key Sponsorships

Electronic Marketing Gymkhana 2 250,000 Monster Army Recruits 2010 Web Site Redesign Billabong XXL Awards Rally Car Jump 7.7 Million facebook Fans Launched May 2010

Video/Film/TV Integration Gymkhana 3 - 20 million Youtube views in three months Slash music video collaboration with Fergie from the Black Eyed Peas Jackass 3D: World Wide Success featuring Wee Man Summer X Games Commercial Free Monster Energy Block MTV Show featuring Monster Energy integration Ken Block Featured in a Ford Fiesta TV Commercial Rob Dyrdek Monster Video, Most Popular Entertainment video week of launch

Activating at Retail 2010 Q1 Q2 Q3 Q4 Supercross Sweepstakes Slash’s music give-away Win a Ken Block Gymkhana replica car Win a Trip to the Fantasy Factory

Activating at Retail 2011 Q1 Q2 Q3 Q4 West Coast Customs Road Trip with Wee Man Monster Gear TBD

North American Distributors Note: Subject to ongoing changes from time to time

International Distribution Note: Subject to ongoing changes from time to time

International Distribution Monster Energy is currently distributed in 58 countries and territories outside of the U.S. Note: Subject to ongoing changes from time to time

Peace Tea Existing Line Up: 2011 Q1 Launch: March 2011 4.2 million cases already sold this year. Peace Tea has achieved encouraging consumer acceptance.

Worx Energy Launched in early Q4 with distribution by Coca Cola Refreshments and other distributors The energy supplement segment is growing at 39.6%* Worx will be supported with a traditional marketing plan that will include TV advertising * AC Nielsen Total US All Outlets Combine – 52 weeks ending 11/20/10

New Products 2010 Launches Launched Q-3 Launched Q-2 Launched Q-2

New Products Q4 2010 Launches

New Products Q1 2011 Planned Launch

Profitability impacted by increased off-invoice, promotional allowances and increased costs of goods Price increases being implemented early 2011 Updated Hansen’s Soda graphics and expanded package offerings Expanded existing product lines Hansen’s Soda 8-count Fridge Package Hansen’s Natural Soda “The Grove” & Cola flavors Blue Sky Free Zero Calorie Blue Energy Launched new product lines Hubert’s Lemonade Admiral Iced Tea New for 2011 Junior Juice Garden Twist aseptic boxes Junior Juice 100% Juice 46oz Growing Hansen’s brand presence on East Coast Increased Social Media and “Word of Mouth” marketing Continued Stevia innovation Warehouse Division Highlights

Hansen’s Soda Cans New 8-Pack Hansen’s Soda Package Updated Hansen’s Soda

Hansen’s Natural Lo-Cal Juices Hansen’s Natural fruit & tea stix Blue Sky Free soda A Stevia Innovator

Hubert’s Lemonade Blue Sky Free Blue Energy A Stevia Innovator

Net Sales ($ in millions) 47.6% CAGR (to 2009) *Impacted by 4th Qtr 2009 buy-in *

Net Sales ($ in millions) 47.6% CAGR (to 2009) *Impacted by 4th Qtr 2009 buy-in * *

Reported Operating Income ($ in millions) *Impacted by 4th Qtr 2009 buy-in *

Reported Operating Income ($ in millions) *Impacted by 4th Qtr 2009 buy-in * *

Adjusted Operating Income (“OI”) ($ in millions) * Adjusted operating income is a non-GAAP financial measure that includes adjustments for termination costs to prior distributors and for professional service fees, net of insurance reimbursements, associated with the review of stock option grants and granting practices, related litigation and other related matters. Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to our ongoing operations. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the table below. *Impacted by 4th Qtr 2009 buy-in * 2003 2004 2005 2006 2007 2008 2009 Reported OI 9.8 $ 33.9 $ 103.4 $ 158.6 $ 231.0 $ 163.6 $ 337.3 $ *Adjustments - - - 16.5 25 117.9 -2.8 Adjusted OI 9.8 $ 33.9 $ 103.4 $ 175.1 $ 256.0 $ 281.5 $ 334.5 $

Adjusted Operating Income ("OI") ($ in millions)

* Adjusted operating income is a non-GAAP financial measure that includes adjustments for termination costs to prior distributors and for professional service fees, net of insurance reimbursements, associated with the review of stock option grants and granting practices, related litigation and other related matters. Non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We include these non-GAAP financial measures because we believe they are useful to investors in allowing for greater transparency related to our ongoing operations. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used to their most directly comparable GAAP financial measures as provided in the table below.



$9.8
$33.9
$103.4
$175.1
$256.0
$281.5
$334.5*
$248.7
$268.3*
2003
2004
2005
2006
2007
2008
2009
9 Mos thru 9/30/09
9 Mos thru 9/30/10

*Impacted by 4th Qtr 2009 buy-in

	2003	2004	2005	2006	2007	2008	2009	9 Mos thru 9/30/09	9 Mos thru 9/30/10
Reported OI	$ 9.8	$ 33.9	$ 103.4	$ 158.6	$ 231.0	$ 163.6	$ 337.3	$ 251.5	$ 268.0
*Adjustments	-	-	-	16.5	25	117.9	-2.8	-2.8	0.3
Adjusted OI	$ 9.8	$ 33.9	$ 103.4	$ 175.1	$ 256.0	$ 281.5	$ 334.5	$ 248.7	$ 268.3

Reported Net Income ($ in millions) *Impacted by 4th Qtr 2009 buy-in * *

Reported Diluted Earnings Per Share *Impacted by 4th Qtr 2009 buy-in * *

3rd Quarter Results (in millions except per share data) 3Q09 3Q10 $0.60 $0.72 Diluted E.P.S. 3Q09 3Q10 $ 56.5 $66.5 Net Income 3Q09 3Q10 $307.9 $381.5 Net Sales

Balance Sheet Highlights ($ in millions) September 30, 2010 December 31, 2009 Percentage Change Cash and cash equivalents $509,629 $328,349 55% Investments: Short-term investments $ 24,203 $ 18,487 31% Long-term investments $ 46,002 $ 80,836 -43% Total Investments $70,205 $99,323 -29% Total cash and investments $579,834 $427,672 36% Trade accounts receivable, net $ 130,942 $ 104,206 26% Inventories $148,938 $108,143 38% Current liabilities $139,777 $83,729 67% Deferred revenue $124,929 $131,388 -5% Total stockholders’ equity $761,974 $584,953 30%